Finance costs (Tables)	12 Months Ended
Dec. 31, 2025
Finance costs.
Schedule of finance costs

	2025	2024(a)	2023(a)
	$’m	$’m	$’m

Net foreign exchange loss arising from financing - unrealized	—	1,610.4	1,722.3
Interest expenses - third party borrowings	253.2	312.9	304.5
Interest and finance charges for lease liabilities	41.2	38.9	37.8
Net foreign exchange loss arising from financing - realized	14.3	23.2	162.9
Net foreign exchange loss on derivative instruments - realized	3.3	23.2	—
Interest expenses - withholding tax paid on bond interest	22.9	15.6	13.4
Fees on borrowings and financial derivatives	9.0	12.3	13.8
Unwinding of discount on decommissioning liability	5.8	5.7	6.2
Net foreign exchange loss arising from derivative instruments - unrealized	—	—	92.3
Fair value loss on embedded options	—	—	3.8
	349.7	2,042.2	2,357.0

The net foreign exchange loss arising from financing - unrealized in both 2024 and 2023 is predominantly due to the significant devaluation in the exchange rate between the Naira and the U.S. dollar during the year. This arises on commercial bank and intercompany loans denominated in U.S. dollars at subsidiary level as a result of loan revaluations in local functional currency at period ends. Refer to note 4(b) for further information.

(a)	The results for the years ended December 31, 2024 and December 31, 2023 have been re-presented to reflect that the results of the Latam segment are now reported as a discontinued operation. See note 32.1 for more information.